Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
SOUTHERN DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

IMAGENETIX, INC.,		CASE NO. ___ 12-16423 MM11
OPERATING REPORT NO. 21
	Debtor(s).	FOR THE MONTH ENDING:
August 31, 2014

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$3,045,871.53

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$2,873,543.41

3. BEGINNING BALANCE		$172,328.12

4. RECEIPTS DURING CURRENT PERIOD:

ACCOUNTS RECEIVABLE - PRE-FILING	$—
ACCOUNTS RECEIVABLE - POST-FILING	$60,624.00
GENERAL SALES	$—
OTHER (SPECIFY) _Rental sublet_	$200.00
OTHER ** (SPECIFY) _Client trust acct/ other	$19,802.63

TOTAL RECEIPTS THIS PERIOD:		$80,626.63
5. BALANCE:		$252,954.75

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

TRANSFERS TO OTHER DIP ACCOUNTS	$—
DISBURSEMENTS	$156,129.25
TOTAL DISBURSEMENTS THIS PERIOD***:		$156,129.25

7. ENDING BALANCE:		$96,825.50

8. GENERAL ACCOUNT NUMBER ____xxxxxx8451__________________________

 DEPOSITORY NAME AND LOCATION _California Bank & Trust, 16796 Bernardo Center Dr.,

San Diego, CA 92128

*	All receipts must be deposited into the general account.
**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***	This amount should be the same as the total from page 2.

IX. BALANCE SHEET

(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	$97,125.50
Restricted Cash
Accounts Receivable	$463,882.86
Inventory	$131,260.53
Notes Receivable
Prepaid Expenses
Other (Itemize)
Total Current Assets		$692,268.89

Property, Plant, and Equipment	$254,873.45
Accumulated Depreciation/Depletion	$(254,873.45)
Net Property, Plan, and Equipment		$—

Other Assets (Net of Amortization):
Due from Insiders
Other (Itemized) See page 12 disclosure attached	$47,065.15
Total Other Assets		$47,065.15

TOTAL ASSETS		$739,334.04

LIABILITIES
Post-Petition Liabilities:
Accounts Payable	$100,885.72
Taxes Payable
Notes Payable
Professional Fees	$498,437.61
Secured Debt
Other (Itemized) See page 12 disclosure attached	$134,678.58
Total Post-Petition Liabilities		$734,001.91

Pre-Petition Liabilities:
Secured Liabilities	$3,321,134.23
Priority Liabilities	$1,895.00
Unsecured Liabilities	$949,628.01
Other (Itemized) See page 12 disclosure attached	$21,039.60
Total Pre-Petition Liabilities		$4,293,696.84

TOTAL LIABILITIES		$5,027,698.75

EQUITY:
Pre-Petition Owners' Equity	$(5,337,578.31)
Post-Petition Profit/(Loss)	$1,049,213.60
Direct Charges to Equity

TOTAL EQUITY		$(4,288,364.71)

TOTAL LIABILITIES & EQUITY		$739,334.04

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	$218,661.13	$4,136,347.89
Less: Returns/Discounts	(_____________)	(_____________)
Net Sales/Revenue	$218,661.13	$4,136,347.89

Cost of Goods Sold:
Beginning Inventory at cost	$192,274.38	$22,488.00
Purchases	$67,454.50	$1,049,184.20
Less: Ending Inventory at cost	$(131,260.53)	$(131,260.53)
Cost of Goods Sold (COGS)	$128,468.35	$940,411.67

Gross Profit	$90,192.78	$3,195,936.22

Other Operating Income (Itemize)

Operating Expenses:
Payroll - Insiders	$29,321.20	$643,516.99
Payroll - Other Employees	$7,606.34	$231,686.00
Payroll Taxes	$9,344.42	$75,004.53
Other Taxes (Itemize)
Depreciation and Amortization	$197.75	$38,956.64
Rent Expense - Real Property	$9,516.70	$192,678.40
Lease Expense - Personal Property
Insurance	$1,611.95	$105,109.60
Real Property Taxes	$—	$2,178.97
Telephone and Utilities	$1,594.68	$59,072.27
Repairs and Maintenance
Travel and Entertainment (Itemize) business meals and parking	$967.26	$12,180.30
Miscellaneous Operating Expenses (Itemize) see attached	$4,206.51	$208,338.80
Total Operating Expenses	$(64,366.81)	$(1,568,722.50)

Net Gain/(Loss) from Operations	$25,825.97	$1,627,213.72

Non-Operating Income:
Interest Income
Net Gain on Sale of Assets (Itemize)
Other (Itemize)	$—	$335,399.00
Total Non-Operating Income	$—	$335,399.00

Non-Operating Expense:
Interest Expense	$4,626.12	$92,955.70
Legal and Professional (Itemize)	$33,356.98	$820,443.42
Other (Itemize)
Total Non-Operating Expenses	$(37,983.10)	$(913,399.12)

NET INCOME/(LOSS)	$(12,157.13)	$1,049,213.60

(Attach exhibit listing all itemizations required above)

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
SOUTHERN DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

IMAGENETIX, INC.,		CASE NO. ___ 12-16423 MM11
OPERATING REPORT NO. 22
	Debtor(s).	FOR THE MONTH ENDING:
September 16, 2014 (Final)

I. CASH RECEIPTS AND DISBURSEMENTS

A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$3,126,498.16

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$3,029,672.66

3. BEGINNING BALANCE		$96,825.50

4. RECEIPTS DURING CURRENT PERIOD:

ACCOUNTS RECEIVABLE - PRE-FILING	$—
ACCOUNTS RECEIVABLE - POST-FILING	$176,468.93
GENERAL SALES	$—
OTHER (SPECIFY) _Rental sublet_	$200.00
OTHER ** (SPECIFY) _Client trust acct/ other	$—

TOTAL RECEIPTS THIS PERIOD:		$176,668.93
5. BALANCE:		$273,494.43

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

TRANSFERS TO OTHER DIP ACCOUNTS	$37,872.70
DISBURSEMENTS	$—
TOTAL DISBURSEMENTS THIS PERIOD***:		$37,872.70

7. ENDING BALANCE:		$235,621.73

8. GENERAL ACCOUNT NUMBER ____xxxxxx8451__________________________

DEPOSITORY NAME AND LOCATION _California Bank & Trust, 16796 Bernardo Center Dr.,

San Diego, CA 92128

*	All receipts must be deposited into the general account.
**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***	This amount should be the same as the total from page 2.

IX. BALANCE SHEET

(ACCRUAL BASIS ONLY)

	Current Month End

ASSETS
Current Assets:
Unrestricted Cash	$235,621.73
Restricted Cash
Accounts Receivable	$206,493.93
Inventory	$31,780.00
Notes Receivable
Prepaid Expenses
Other (Itemize)
Total Current Assets		$473,895.66

Property, Plant, and Equipment	$254,873.45
Accumulated Depreciation/Depletion	$(254,873.45)
Net Property, Plan, and Equipment		$—

Other Assets (Net of Amortization):
Due from Insiders
Other (Itemized) See page 12 disclosure attached	$47,065.15
Total Other Assets		$47,065.15

TOTAL ASSETS		$520,960.81

LIABILITIES
Post-Petition Liabilities:
Accounts Payable	$33,901.36
Taxes Payable
Notes Payable
Professional Fees	$498,437.61
Secured Debt
Other (Itemized) See page 12 disclosure attached	$161,580.42
Total Post-Petition Liabilities		$693,919.39

Pre-Petition Liabilities:
Secured Liabilities	$3,321,134.23
Priority Liabilities	$1,895.00
Unsecured Liabilities	$949,628.01
Other (Itemized) See page 12 disclosure attached	$21,039.60
Total Pre-Petition Liabilities		$4,293,696.84

TOTAL LIABILITIES		$4,987,616.23

EQUITY:
Pre-Petition Owners' Equity	$(5,337,578.31)
Post-Petition Profit/(Loss)	$870,922.89
Direct Charges to Equity

TOTAL EQUITY		$(4,466,655.42)

TOTAL LIABILITIES & EQUITY		$520,960.81

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	$—	$4,136,347.89
Less: Returns/Discounts	(_____________)	(_____________)
Net Sales/Revenue	$—	$4,136,347.89

Cost of Goods Sold:
Beginning Inventory at cost	$131,260.53	$22,488.00
Purchases	$19,623.16	$1,068,807.36
Less: Ending Inventory at cost	$(31,780.00)	$(31,780.00)
Cost of Goods Sold (COGS)	$119,103.69	$1,059,515.36

Gross Profit	$(119,103.69)	$3,076,832.53

Other Operating Income (Itemize)

Operating Expenses:
Payroll - Insiders	$29,321.20	$672,838.19
Payroll - Other Employees	$7,606.34	$239,292.34
Payroll Taxes	$142.66	$75,147.19
Other Taxes (Itemize)
Depreciation and Amortization	$—	$38,956.64
Rent Expense - Real Property	$9,716.70	$202,395.10
Lease Expense - Personal Property
Insurance	$224.48	$105,334.08
Real Property Taxes	$—	$2,178.97
Telephone and Utilities	$2,770.94	$61,843.21
Repairs and Maintenance
Travel and Entertainment (Itemize) business meals and parking	$638.25	$12,818.55
Miscellaneous Operating Expenses (Itemize) see attached	$7,001.09	$215,339.89
Total Operating Expenses	$(57,421.66)	$(1,626,144.16)

Net Gain/(Loss) from Operations	$(176,525.35)	$1,450,688.37

Non-Operating Income:
Interest Income
Net Gain on Sale of Assets (Itemize)
Other (Itemize)	$—	$335,399.00
Total Non-Operating Income	$—	$335,399.00

Non-Operating Expense:
Interest Expense	$3,283.04	$96,238.74
Legal and Professional (Itemize)	$(1,517.68)	$818,925.74
Other (Itemize)
Total Non-Operating Expenses	$(1,765.36)	$(915,164.48)

NET INCOME/(LOSS)	$(178,290.71)	$870,922.89

(Attach exhibit listing all itemizations required above)